EDWARD JONES MONEY MARKET FUND

(the “Fund”)

Supplement dated May 9, 2022

to the Statement of Additional Information (“SAI”)

dated July 1, 2021, as supplemented

This supplement provides new and additional information beyond that contained in the

SAI and should be read in conjunction with the SAI.

A.	The following paragraph is added as the new last paragraph to the sub-section entitled “Risk Related to the Economy” under the “Investment Risks” section:

In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022, significantly amplifying already existing geopolitical tensions. Russia’s actions and the resulting responses by the United States and other countries could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia, certain Russian individuals, banking entities and corporations, and Belarus as a response to Russia’s invasion of Ukraine and may impose sanctions on other countries that provide military or economic support to Russia. The extent and duration of Russia’s military actions or future escalation of such hostilities, and the extent and impact of the resulting sanctions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions, including cyber-attacks) are impossible to predict, but could result in significant market disruptions, including in certain industries or sectors, such as the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could have a significant impact on the Fund’s performance and the value of the Fund’s investments, even though the Fund does not have direct exposure to Russian issuers or issuers in other countries affected by the invasion.

B.

At separate special meetings of shareholders on April 19, 2022, shareholders of the Fund and shareholders of Bridge Builder Trust (“BBT”) approved the election of eleven individuals to serve on the Boards of Trustees of the Fund and BBT. With the election of these Trustees, the same group of trustees now oversees all of the mutual funds offered by Edward D. Jones & Co., L.P. This group of mutual funds currently consists of the Fund and each series of BBT, which are 1940 Act-registered mutual funds that are advised by Olive Street Investment Advisers, LLC, an affiliate of the Fund’s investment adviser, Passport Research, Ltd. In addition, at a joint meeting of the Boards of Trustees of the Fund and BBT on April 25-26, 2022, the Boards considered and approved changes to the governance structure for the Boards in light of the alignment of the membership of the Boards, including changes to the Boards’ leadership structure, changes to the composition of the Boards’ Audit Committees and Governance and Nominating Committees, and a new unified compensation structure for the Independent Trustees.

Accordingly, the sections entitled “Trustees and Officers,” “Board Leadership Structure” and “Board Ownership of Shares in the Fund as of December 31, 2020” of the SAI are hereby deleted and replaced with the following:

TRUSTEES AND OFFICERS

The Board oversees the overall management of the Fund, including general oversight of the investment activities of the Fund. The Board, in turn, elects the officers of the Fund, who are responsible for administering the day-to-day operations of the Fund. The current Trustees and officers of the Fund, their year of birth, position with the Fund, term of office with the Fund and length of time served, and their principal occupation and other directorships for the past five years are set forth below. The address of each person listed is c/o Edward Jones Money Market Fund, 12555 Manchester Road, St. Louis, Missouri 63131.

As of May 31, 2021, the Fund’s Board and Officers as a group owned less than 1% of each class of the Fund’s outstanding Shares.

Name and Year of Birth	Position with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustees	Other Directorships Held During Past Five Years

Independent Trustees of the Fund(1)

Jean E. Carter (Born: 1957)	Trustee	Indefinite Term; Since April 2022	Retired; Director of Investment Management Group for Russell Investment Group (1982-2005).	12	Trustee, Brandes U.S. registered mutual funds (2008-2020).

Craig A. Griffith (Born: 1958)	Trustee	Indefinite Term; Since April 2022	Retired; Partner at Sidley Austin LLP (1998-2019).	12	None.

Timothy Jacoby (Born: 1952)	Trustee	Indefinite Term; Since January 2017	Retired; Partner at Deloitte & Touche LLP (2000-2014).	12	Audit Committee Chair, Perth Mint Physical Gold ETF (AAAU) (2018-2020); Independent Trustee, Exchange Traded Concepts Trust (17 funds) (2014-present); Exchange Listed Funds Trust (18 funds) (2014-present).

Michelle M. Keeley (Born: 1964)	Trustee	Indefinite Term; Since April 2022	Retired; Executive Vice President, Ameriprise Financial Services, Inc. (2002-2010).	12	Independent Director, American Equity Life Holding Company (June 2020-2022); Independent Director, Federal Home Loan Bank of Des Moines (2015-2021).

Maureen Leary-Jago (Born: 1957)	Trustee	Indefinite Term; Since January 2017	Retired; Senior Global Advisor at MFS (2004-2016).	12	None.

Name and Year of Birth	Position with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustees	Other Directorships Held During Past Five Years

Heidi Stam (Born: 1956)	Trustee	Indefinite Term; Since April 2022	Retired; Managing Director and General Counsel, Vanguard (2005-2016).	12	Trustee, CBRE Global Real Estate Income Fund (2021-present); Vice Chair, Investor Advisory Committee, U.S. Securities and Exchange Commission (2020-2021); Committee Member, Investor Advisory Committee, U.S. Securities and Exchange Commission (2017-2021); Council Member, National Adjudicatory Council, FINRA (2017-2021).

David D. Sylvester (Born: 1950)	Trustee	Indefinite Term; Since January 2017	Retired; Portfolio Manager at Wells, Fargo & Co. (1979-2015).	12	Trustee, Minnehaha Academy (2017-present).

John M. Tesoro (Born: 1952)	Chairman (since April 2022) and Trustee	Indefinite Term; Since April 2022	Retired; Partner, KPMG LLP (2002-2012).	12	Independent Trustee, BBH Trust (8 funds) (2014-present); Director, Teton Advisors, Inc., registered investment adviser (2013-2021).

Interested Trustees of the Trust(2)

William E. Fiala (Born: 1967)	Trustee	Indefinite Term; Since April 2022	Subordinated Limited Partner, The Jones Financial Companies, LLLP (since 2022); Principal, Edward Jones, and General Partner, The Jones Financial Companies, LLLP (1994 - 2021).	12	None.

Name and Year of Birth	Position with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustees	Other Directorships Held During Past Five Years

Lena Haas (Born: 1975)	Trustee; Chairperson (October 2018 – April 2022)	Indefinite Term; Since October 2018	Principal, Products (March 2020-present) and Principal, Banking and Trust Services (November 2017-March 2020) at Edward Jones; Senior Vice President, Head of Investing Product Management and Retirement, E*TRADE Financial and President of E*TRADE Capital Management (2011-2017).	12	Director, Craft Alliance Center of Art and Design.

Merry L. Mosbacher (Born: 1958)	Trustee	Indefinite Term; Since April 2022	Subordinated Limited Partner, The Jones Financial Companies, LLLP (since 2020); Principal, Edward Jones, and General Partner, The Jones Financial Companies, LLLP (1986-2019); Associate, Edward Jones (1982-1985).	12	None.

Name and Year of Birth	Position with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustees	Other Directorships Held During Past Five Years

Officers of the Trust

Julius A. Drelick III (Born: 1966)	President	Indefinite Term; Since August 2019	Director of Proprietary Fund Strategy & Management, Edward Jones (since 2016); Previously, Vice President of the Fund (2017-2019); Senior Vice President and Chief Compliance Officer, Voya Investment Management, LLC (2013-2016); Vice President, Head of Mutual Fund Product Development and Strategic Planning, Voya Investment Management, LLC (2007-2013).	N/A	N/A

Aaron J. Masek (Born: 1974)	Treasurer	Indefinite Term; Since January 2017	Director, Finance, Edward Jones (since 2015); Vice President and Treasurer, AQR Funds (2010-2015).	N/A	N/A

Alan J. Herzog (Born: 1973)	Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	Indefinite Term; Since March 2022	Principal, Compliance, Edward Jones (since 2013); Chief Compliance Officer and Vice President of the Fund (2015-2019).	N/A	N/A

Name and Year of Birth	Position with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustees	Other Directorships Held During Past Five Years

Evan S. Posner (Born: 1979)	Secretary	Indefinite Term; Since July 2021	Associate General Counsel at Edward Jones (since 2018); Assistant Secretary of the Fund (2019-2021); Vice President, Counsel at Voya Investment Management (2012 – 2018).	N/A	N/A

James E. Goundrey (Born: 1977)	Assistant Secretary	Indefinite Term; Since July 2021	Associate General Counsel at Edward Jones (since 2019); Vice President, Senior Counsel at State Street Global Advisers (2015-2019).	N/A	N/A
(1)	The Trustees of the Fund who are not “interested persons” of the Fund as defined under the 1940 Act (“Independent Trustees”).
(2)

Mr. Fiala, Ms. Haas and Ms. Mosbacher are “interested persons” of the Fund as defined by the 1940 Act by virtue of the fact that they are affiliated persons of the Adviser’s parent company, The Jones Financial Companies, L.L.L.P.

(3)

The Fund Complex includes the Fund and the eleven series of the Bridge Builder Trust, which are advised by Olive Street Investment Advisers, LLC, an affiliate of the Adviser. Each Trustee also serves as a Trustee of the Bridge Builder Trust.

Additional Information Concerning the Board of Trustees

The Role of the Board. The Board oversees the management and operations of the Fund. Like all mutual funds, the day-to-day management and operation of the Fund is the responsibility of the various service providers to the Fund, such as the Adviser, the Sub-adviser, the Distributor and the Custodian, each of which is discussed in greater detail in this SAI. The Board has appointed various senior employees of Edward Jones as officers of the Fund, with responsibility to monitor and report to the Board on the Fund’s operations. In conducting this oversight, the Board receives regular reports from these officers and the service providers. For example, the Treasurer reports as to financial reporting matters.

In addition, the Adviser and Sub-adviser provide regular reports on the investment strategy and performance of the Fund. The Board has appointed a Chief Compliance Officer who administers the Fund’s compliance program and regularly reports to the Board as to compliance matters. These reports are provided as part of formal Board meetings which are typically held quarterly and involve the Board’s review of recent operations. In addition, various members of the Board also meet with management in less formal settings, between formal Board meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Fund and its oversight role does not make the Board a guarantor of the Fund’s investments, operations or activities.

Board Structure, Leadership. The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established two standing committees, a Governance and Nominating Committee and an Audit Committee (which also serves as the Qualified Legal Compliance Committee (“QLCC”)), which are discussed in greater detail below. At least a majority of the Board is comprised of Trustees who are Independent Trustees, which generally are Trustees who are not affiliated with the Adviser, the Sub-adviser, the Distributor, or their affiliates. In addition, the Chairman of the Board is an Independent Trustee. The Board has determined not to combine the Chairman position and the principal executive officer position and has appointed a senior employee of Edward Jones as the President of the Fund. The Board reviews its structure and the structure of its committees annually. The Board has determined that its leadership structure, the composition of the Board, and the function and composition of its various committees are appropriate means to address any potential conflicts of interest that may arise. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Fund.

Michelle Keeley, an Independent Trustee, serves as Chair of the Governance and Nominating Committee of the Fund. The Governance and Nominating Committee is comprised of all of the Independent Trustees of the Fund. As set forth in its charter, the Governance and Nominating Committee assists the Board in fulfilling its governance-related responsibilities, including making recommendations regarding the Board’s size, composition, leadership structure, committees, compensation, retirement and self-assessment, among other things. The Governance and Nominating Committee makes recommendations regarding nominations for Independent Trustees and will consider candidates properly submitted by shareholders to fill vacancies on the Board, if any, which must be sent to the attention of the President of the Fund in writing together with the appropriate biographical information concerning each such proposed candidate. For a candidate to be properly submitted by a shareholder, the submission must comply with the notice provisions set forth in the Governance and Nominating Committee Charter and the Fund’s By-Laws. In general, to be considered by the Governance and Nominating Committee, such nominations, together with all required biographical information, any information required to be disclosed about a candidate in a Fund proxy statement or other regulatory filing for the election of Trustees, and any other information requested by the Governance and Nominating Committee that it deems reasonable to its evaluation of the candidate, must be delivered to and received by the President of the Fund at the principal executive offices of the Fund not later than 120 days prior to the shareholder meeting at which any such nominee would be voted on. Submission of a Trustee candidate recommendation by a shareholder does not guarantee such candidate will be nominated as a Trustee.

The Governance and Nominating Committee identifies and screens Independent Trustee candidates for nomination and appointment to the Board and submits final recommendations to the full Board for approval. In doing so, the Governance and Nominating Committee takes into account such factors as it considers relevant, including without limitation, educational background, strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint, industry knowledge, experience, demonstrated capabilities, independence, commitment, reputation, background, diversity, understanding of the investment business and understanding of business and financial matters generally. No one factor is controlling, either with respect to the group or any individual.

In addition to the above, each candidate must: (i) display the highest personal and professional ethics, integrity and values; (ii) have the ability to exercise sound business judgment; (iii) be highly accomplished in his or her respective field; (iv) have relevant expertise and experience; (v) be able to represent all shareholders and be committed to enhancing long-term shareholder value; and (vi) have sufficient time available to devote to activities of the Board and to enhance his or her knowledge of the Fund’s business. The Governance and Nominating Committee reviews its process for identifying and evaluating nominees for trustees annually in connection with the Committee’s review of its charter. The Governance and Nominating Committee met two times during the fiscal year ended February 28, 2021.

Timothy Jacoby, an Independent Trustee, serves as Chair of the Audit Committee of the Fund. The Audit Committee is comprised of all of the Independent Trustees of the Fund. The Audit Committee meets twice a year or more frequently as circumstances dictate. The function of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities relating to the accounting and financial reporting policies and practices of the Fund, including by providing independent and objective oversight over the Fund’s accounting policies, financial reporting and internal control system, as well as the work of the independent registered public accounting firm retained by the Fund (the “independent auditors”). The Audit Committee also serves to provide an open avenue of communication among the independent auditors, Fund management and the Board. As part of the Audit Committee, the function of the QLCC is to receive reports from an attorney retained by the Fund of evidence of a material violation by the Fund or by any officer, director, employee or agent of the Fund. The Audit Committee met twice during the fiscal year ended February 28, 2021.

The Board has delegated day-to-day valuation issues to a Valuation Committee. The Valuation Committee includes at least one officer of the Fund and at least one representative of the Adviser, as appointed by the Board. No Board member serves on the Valuation Committee. The function of the Valuation Committee is to value securities held by the Fund for which current and reliable market quotations are not readily available and to monitor for variations between amortized cost and market-based prices of securities. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee, acting pursuant to the procedures approved by the Board, and the actions of the Valuation Committee are subsequently reviewed by the Board.

Board Oversight of Risk Management. As part of its oversight function, the Board receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, liquidity risk, compliance risk, operational risks, business continuity risks, etc.), the oversight of different types of risks is handled in different ways. For example, the Audit Committee meets with the Treasurer and the Fund’s independent auditors to discuss, among other things, the internal control structure of the Fund’s financial reporting function. The Board meets quarterly, and otherwise as needed, with the Chief Compliance Officer to discuss compliance, operational and other risks and how they are managed. The Board also receives reports from the Adviser and the Sub-adviser’s portfolio management personnel as to investment risks of the Fund. In addition to these reports, from time to time the Board receives reports from the Adviser as to enterprise risk management.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary for the Fund to bear certain risks (such as investment-related risks) to achieve the Fund’s goals and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

Information about Each of the Trustee’s Qualifications, Experience, Attributes or Skills. The Fund has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders. The Fund has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. Moreover, references to the qualifications, attributes and skills of trustees are pursuant to requirements of the SEC, and do not constitute holding out of the Board or any trustee as having any special expertise or experience.

Mr. Fiala has significant financial services and mutual fund experience as a Principal of Edward Jones for over 27 years. He has served as a leader of the firm’s Current Business Segment team, a leader of the Advice and Guidance team within the firm’s Client Strategies Group, Director of Portfolio Solutions, and Director of Research. Mr. Fiala also served as Co-Chair of Edward Jones’ Investment Policy Committee for eight years and holds a CFA designation.

Ms. Haas has held a variety of leadership roles at Edward Jones and other financial services firms, in which she gained extensive experience with mutual funds and other investment products. She also currently serves on the board of a non-profit organization.

Ms. Mosbacher has significant financial services and mutual fund experience as a Principal of Edward Jones for over 33 years. She has served as a Principal in the following areas at Edward Jones: Branch Team Inclusion & Diversity; Packaged Products Strategy; Insurance & Annuity Products; and Investment Banking. She also has experience as a director on several non-profit boards and the Insured Retirement Institute.

Ms. Carter has significant investment advisory experience as a senior executive of Russell Investment Group, serving as a managing director, member of the corporate operating committee and a member of the investment management group’s fund strategy committee. She joined Russell Investment Group in 1982. Ms. Carter has also served as an Independent Trustee on the board of another registered investment company overseeing multiple funds. She is a previous Chair of that board. These positions over the course of 23 years involved oversight of over 140 funds and the development of a mutual fund business joint venture.

Mr. Griffith has substantial experience with the financial services industry and with federal securities laws and regulations. Mr. Griffith was a partner in the Global Finance Group of

Sidley Austin LLP. His practice focused on securitization and structured finance, which encompassed term and conduit executions involving a variety of assets. Mr. Griffith worked on large, complex industrial/consumer transactions, including direct asset purchases, master trusts, and whole business securitizations for clients that included commercial and investment banks, insurance companies, and other financial institutions.

Mr. Jacoby has over 35 years of combined public accounting and investment management industry experience, which he has gained through various leadership roles at audit and investment management firms, with industry associations and on the boards of other registered funds. Mr. Jacoby has been determined to qualify as an Audit Committee Financial Expert for the Fund and Bridge Builder Trust. The Board believes Mr. Jacoby’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, lead to the conclusion that he possesses the requisite skills and attributes to carry out oversight responsibilities as Audit Committee Financial Expert for the Fund and Bridge Builder Trust.

Ms. Keeley has significant financial services and mutual fund experience as an executive vice president for Ameriprise Financial Services, Inc. where she was responsible for managerial oversight for fixed income portfolio management, research and trading as well as the value and mid-cap growth equity portfolio management and research teams. As an Executive Vice President at Ameriprise, Ms. Keeley also served on the Balance Sheet Management Committee and Capital Markets Committee. She has over 20 years of experience in the mutual fund industry. Ms. Keeley also has experience as a director on several corporate and non-profit boards, including currently serving as a director of Graywolf Press. She previously served as a director of American Equity Life Holding Company (“American Equity Life”) and served on the Executive Compensation and Talent Committee, and as Chair of the Investment Committee, of the board of directors of American Equity Life. Ms. Keeley also previously served as a director of the Federal Home Loan Bank of Des Moines (“FHLB”), Chair of the FHLB Board’s Finance and Planning Committee and Chair of the FHLB Board’s Human Resources and Compensation Committee.

Ms. Leary-Jago has gained experience with multiple aspects of the investment management industry, including operations, risk management and compliance, through various leadership roles at investment management firms and with industry associations.

Ms. Stam has significant experience as a managing executive and general counsel of Vanguard, a registered investment adviser, and the Vanguard mutual funds, and as an Associate Director of the SEC’s Division of Investment Management. She also serves as a trustee of the CBRE Global Real Estate Income Fund, a closed-end fund listed on the New York Stock Exchange. Ms. Stam has substantial experience in and knowledge of the investment management industry, investment company and investment adviser regulation and operations, shareholder relations and fund governance, which provides her with important perspectives on the operation and management of the Fund.

Mr. Sylvester managed short-term funds and money market funds for over 40 years. During that time, he was responsible for a large money market fund complex, and played a lead role in the complex’s response to money market fund reform, as well as numerous money market fund acquisitions and mergers.

Mr. Tesoro has extensive experience in internal control and risk assessments, including compliance issues related to the Investment Company Act of 1940 and Investment Advisers

Act of 1940. He worked in public accounting for 38 years, primarily auditing mutual funds and registered investment advisers. From 1995-2002, he was the Partner-in-Charge of Arthur Andersen LLP’s US Investment Management Industry Program. Mr. Tesoro joined KPMG LLP in 2002 as a partner and continued to work with numerous financial institutions. Mr. Tesoro serves as an Independent Trustee and Audit Committee Chair on the Board of Trustees of the BBH Trust (a mutual fund complex). He also serves as a trustee on the Board of Catholic Charities, Diocese of Trenton, New Jersey. Mr. Tesoro has been determined to qualify as an Audit Committee Financial Expert for the Fund and Bridge Builder Trust. The Board believes Mr. Tesoro’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, lead to the conclusion that he possesses the requisite skills and attributes to carry out oversight responsibilities as Audit Committee Financial Expert for the Fund and Bridge Builder Trust.

Trustee Ownership of Portfolio Shares

The following table provides information, as of December 31, 2021, regarding the dollar range of beneficial ownership by each Trustee (i) in the Fund and (ii) on an aggregate basis, in the Edward Jones family of investment companies, which includes the Fund and each series of Bridge Builder Trust. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

	Edward Jones Money Market Fund	Aggregate Ownership in the Family of Investment Companies (1)
Jean E. Carter	None	Over $100,000
Craig A. Griffith	None	None
Timothy Jacoby	None	None
Michelle M. Keeley	None	Over $100,000
Maureen Leary-Jago	None	None
Heidi Stam	None	None
David D. Sylvester	None	None
John M. Tesoro	None	Over $100,000
William E. Fiala	None	Over $100,000
Lena Haas	Over $100,000	Over $100,000
Merry L. Mosbacher	None	Over $100,000
(1)	The family of investment companies includes the Fund and all series of Bridge Builder Trust.

Compensation

The Independent Trustees each receive an annual retainer and per meeting fees (plus reimbursement of expenses) for Board meeting attendance. In addition, each Committee Chair and the Board Chair receives an additional annual retainer. This compensation (and reimbursement of expenses) is allocated pro rata among the various series comprising the Bridge Builder Trust and the Fund based on the relative net assets of the Fund and each series of Bridge Builder Trust. The Independent Trustees each also receive additional per meeting fees from the Fund and the applicable series of Bridge Builder Trust for any special Board or Committee meetings at rates depending on the length and format of the meeting. The Fund has no pension or retirement plan.

Set forth below is the compensation earned by the Trustees from the Fund and, in the aggregate, from the Fund and Bridge Builder Trust (together, the “Fund Complex”). Compensation information is provided for the fiscal year ending February 28, 2022 with respect to the Fund and June 30, 2021 with respect to Bridge Builder Trust.

Name of Person/Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex(2) Paid to Trustees
Jean E. Carter, Independent Trustee(3)	None	N/A	N/A	$251,000
Craig Griffith, Independent Trustee(3)	None	N/A	N/A	None
Timothy Jacoby, Independent Trustee	$165,250	N/A	N/A	$165,250
Michelle M. Keeley, Independent Trustee(3)	None	N/A	N/A	$259,333
Maureen Leary-Jago, Independent Trustee	$165,250	N/A	N/A	$165,250
Heidi Stam, Independent Trustee(3)	None	N/A	N/A	None
David D. Sylvester, Independent Trustee	$165,250	N/A	N/A	$165,250
John M. Tesoro, Independent Trustee(3)	None	N/A	N/A	$266,000
William E. Fiala, Interested Trustee(1),(3)	None	N/A	N/A	None
Lena Haas, Interested Trustee(1)	None	N/A	N/A	None
Merry L. Mosbacher, Interested Trustee(1),(3)	None	N/A	N/A	None
(1)	The Interested Trustees do not receive compensation from the Fund for their service as Trustees.
(2)

The “Fund Complex” consists of the Fund and each series offered by Bridge Builder Trust. Mses. Carter and Keeley and Mr. Tesoro served as independent trustees of Bridge Builder Trust during the fiscal year ending June 30, 2021 and received compensation for their services from Bridge Builder Trust.

(3)	Mses. Carter, Keeley, Stam and Mosbacher and Messrs. Griffith, Tesoro and Fiala were elected to the Board on April 19, 2022.

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